Exhibit 10.1

PLACEMENT AGENT AGREEMENT

Dated: August 3, 2016

Mustang Bio, Inc.

2 Gansevoort Street, 9th Floor

New York, New York 10014

Attn: Michael Weiss

Dear Mr. Weiss:

National Securities Corporation (“National”) is pleased to act as placement agent for Mustang Bio, Inc., a Delaware corporation (the “Company”), on the terms set forth in this Placement Agent Agreement (this “Agreement”), and we both agree as follows:

1.                  Offering

(a)                Agreement to Act as Placement Agent; Offering. The Company hereby engages National to act as its exclusive placement agent (the “Placement Agent”) during the term of this Agreement in connection with the issuance and sale by the Company (the “Offering”) of a minimum of 153.85 and a maximum of 461.54 units (each, a “Unit” and, collectively, the “Units”) plus up to an aggregate of 615.38 additional Units to cover over-allotments, if any. Each Unit consists of (i) 10,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and (ii) a warrant exercisable into 2,500 shares of Common Stock (each a “Warrant” and, collectively, the “Warrants”), at a purchase price of $65,000 per Unit subject to lesser amounts being accepted at the Company’s discretion. The Company and Placement Agent acknowledge that the terms set forth above, although anticipated to be representative of the final terms of an offering, are subject to change based on definitive terms negotiated between the Company and prospective investor(s) and represented as such in final offering documents.

The Units will be offered pursuant to a confidential private placement memorandum, prepared by the Company in substantially the form attached as Exhibit A hereto (as the same may be amended or supplemented from time to time, the “Offering Memorandum,” and, together with all amendments, supplements, ancillary documents and exhibits, collectively, the “Transaction Documents”), subject to the terms and conditions set forth in the Transaction Documents, and the Unit Purchase Agreement to be entered into contemporaneously with each closing of the Offering attached as Exhibit A to the Offering Memorandum (the “Purchase Agreement”). In connection with the Offering, the Placement Agent will deliver to each prospective investor contacted by it, prior to accepting any subscription from such investor, the Transaction Documents. The Placement Agent will not make an offer of the Units on the basis of any other communication or document.

The Units, the Common Stock, the Warrants, the Placement Agent’s Warrants (as defined in Section 5(b)), and the Exercise Shares (as defined below) are, collectively, the “Securities.” The shares of Common Stock (or any newly issued class of capital stock) issuable pursuant to the exercise of the Warrants and the Placement Agent’s Warrants are hereinafter collectively referred to as the “Exercise Shares.” The Placement Agent shall comply with all applicable broker-dealer registration requirements, applicable federal and state securities laws and all Financial Industry Regulatory Authority (“FINRA”) regulations with respect to the Offering and conduct the Offering in accordance with Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The Placement Agent’s Warrants will contain the terms and conditions set forth in substantially the form of Placement Agent’s Warrant attached as Exhibit B hereto.

(b)               Best Efforts Offering; Closing. A minimum of 153.85 Units will be offered by the Placement Agent on a “best efforts, all or none” basis and any additional Units will be offered by the Placement Agent on a “reasonable efforts” basis during the Offering Period (as defined in Section 1(c)). The Placement Agent shall not be obligated to sell any Unit. The Company will issue the appropriate number of Units at each closing (each, a “Closing”), including, without limitation, the Closing on at least 153.85 Units (the “Initial Closing”), after subscriptions have been received and accepted by the Company, and when funds from investors have cleared the banking system in the normal course of business. Each Closing will take place remotely via the electronic exchange of documents and signatures at such time as shall be determined by the Placement Agent. The Initial Closing will occur within two (2) business days after the date on which subscriptions for at least 153.85 Units have been received by the Placement Agent (and payment in full therefor has been received by the Escrow Agent (as defined in Section 1(f))), or such later date as determined by the Company and the Placement Agent, excluding any Units subscribed by investors that are (i) existing investors or (ii) investors introduced by the Company. The Units offered by the Placement Agent, including, without limitation, the determination of the minimum and maximum number of Units set forth above that may be offered by the Placement Agent, shall exclude any Units issued upon conversion or cancellation of any outstanding principal and interest of the Company’s existing debt, if applicable.

(c)                Offering Period. The Offering shall commence on the date hereof and shall terminate on November 30, 2016 (as such date may be extended in accordance with the terms of this Section 1(c), the “Termination Date”), except that (x) the Termination Date may be extended until December 31, 2016 upon the mutual consent of the Placement Agent and the Company and (y) in the event that there shall have occurred any material adverse change in the financial markets of the United States, any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which is such to make it, in the judgment of the Placement Agent, impracticable to market the Securities or enforce contracts for the sale of Securities, the Termination Date may be unilaterally extended by the Placement Agent for a period not to exceed ninety (90) days from the later of November 30, 2016 or such later date as may have been previously extended by the Placement Agent and the Company pursuant to clause (x) above. The period commencing on the date of this Agreement and ending on the Termination Date is the “Offering Period.” If subscriptions for at least the Initial Closing are not received by the Placement Agent on or before the Termination Date, all funds received from investors will be promptly returned by the Placement Agent to the investors without interest or deduction.

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(d)               Exemption from Registration. The Securities will be offered without registration under the Securities Act. The Securities may not be offered or sold except under the exemption from the registration requirements of the Securities Act under Section 4(a)(2) of that Act and Rule 506 of Regulation D promulgated thereunder and under exemptions from the applicable state “Blue Sky” laws. Neither the Company nor the Placement Agent will offer or sell the Securities by any form of general solicitation or general advertising, including the methods described in Rule 502(c) under the Securities Act. The Securities will be offered and sold only to “accredited investors” within the meaning of Rule 501(a) (“Accredited Investors”) under the Securities Act. Neither the Company nor the Placement Agent will take any action that would cause the exemptions afforded by Section 4(a)(2) of the Securities Act, Rule 506 thereunder, and applicable state “Blue Sky” laws to be invalidated for the offers and sales of the Securities.

(e)                Payment. Payment for the Units shall be made by wire transfer as more fully described in the Purchase Agreement. The minimum purchase by any purchaser shall be $65,000, or 1 Unit, except that subscriptions for a lesser amount may be accepted in the discretion, and mutual agreement, of the Company and the Placement Agent.

(f)                Escrow Arrangement. The Placement Agent shall promptly forward all funds received from subscriptions to the escrow account designated for the Offering to be held in escrow at Signature Bank (the “Escrow Agent”) under an escrow agreement among the Company, the Escrow Agent and the Placement Agent in substantially the form attached as Exhibit C (the “Escrow Agreement”) until the applicable Closing.

(g)               Rejections of Subscribers. Each of the Company and the Placement Agent reserves the right to reject any subscriber, in whole or in part, in its sole discretion. The Company agrees to notify the Placement Agent of its election to reject a subscriber at least one (1) business day prior to the applicable Closing, provided Placement Agent has previously delivered the investor list to the Company pursuant to Section 2(d). Funds received by the Escrow Agent or the Company from any subscriber whose subscription is rejected will be returned to the subscriber, without deduction or interest, but no sooner than such funds have cleared the banking system in the normal course of business.

2.                  Representations, Warranties and Covenants of the Placement Agent

The Placement Agent represents, warrants and covenants as follows:

(a)                Power. The Placement Agent has the necessary power to enter into this Agreement, the Escrow Agreement, and each of the Placement Agent’s Warrants and to consummate the transactions contemplated in this Agreement and those agreements.

(b)               No Conflict. The execution and delivery by the Placement Agent of this Agreement, the Escrow Agreement, and each of the Placement Agent’s Warrants and the consummation of the transactions contemplated in this Agreement and those agreements will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which the Placement Agent is a party or by which the Placement Agent or its properties are bound, or any judgment, decree, order, or to the Placement Agent’s knowledge, any statute, rule or regulation applicable to the Placement Agent. This Agreement, the Escrow Agreement, and each of the Placement Agent’s Warrants, when executed and delivered by the Placement Agent, will constitute the legal, valid and binding obligations of the Placement Agent, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability of those agreements may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally, (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings may be brought, or (c) the rights to indemnity and contribution may be limited under applicable law.

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(c)                Delivery of Transaction Documents. The Placement Agent will deliver to each prospective purchaser, before the purchaser submits a written offer for the purchase of the Units, a copy of the most recent Transaction Documents. The Placement Agent will not deliver the Transaction Documents to any person it does not reasonably believe to be an Accredited Investor.

(d)               Broker-Dealer Registration. The Placement Agent is, and through the Offering Period will remain, a member of FINRA and a broker-dealer registered as such under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(e)                No Bad Actors. Neither the Placement Agent, nor any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Placement Agent participating in the offering, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act of 1933, as amended) connected with the Placement Agent in any capacity as of the date hereof (each, a “Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act of 1933, as amended (a “Disqualification Event”). The Placement Agent has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event.

3.                  Representations and Warranties of the Company

The Company represents and warrants to the Placement Agent as follows:

(a)                Due Authorization; Enforceability. The execution, delivery and performance of this Agreement and the Escrow Agreement has been, and each of the Purchase Agreement, the Warrants and the Placement Agent’s Warrants will be, upon execution by the Company, duly and validly authorized by the Company and is, or will be, upon execution by the Company, a valid and binding agreement of the Company, enforceable in accordance with its respective terms, except to the extent that (i) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings may be brought, or (iii) the rights to indemnity and contribution may be limited under applicable law.

(b)               Capitalization. All issued and outstanding securities of the Company, have been duly authorized and validly issued and are fully paid and non-assessable; the holders of those securities have no rights of rescission, or preemptive rights other than as set forth in the Transaction Documents, and are not subject to personal liability solely by reason of being security holders; and none of those securities was issued in violation of the preemptive rights of any holders of any security of the Company. As of July 28, 2016, the capitalization of the Company is as set forth in the Company’s General Form for Registration of Securities on Form 10 filed with the SEC. There are no outstanding options, warrants or other securities or other rights (including conversion or preemptive rights, rights of first refusal and phantom stock rights), proxy, voting, transfer restriction or stockholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities. Immediately prior to the Initial Closing, the Company shall have reserved for issuance the Exercise Shares issuable upon exercise of the Warrants and Placement Agent’s Warrants.

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(c)                Due Authorization of Securities. The Units and the Common Stock issued to the investors have been, or will be, as the case may be, before the Initial Closing, duly authorized, validly issued, fully paid and non-assessable. The Exercise Shares issued to the Investors and the Placement Agent, or the Placement Agent’s designee, will be duly authorized, validly issued, fully paid and non-assessable upon exercise of each Warrant or Placement Agent’s Warrant, as in accordance with their terms. Each Warrant and Placement Agent’s Warrant will be, upon issuance, a valid and binding obligation of the Company, enforceable in accordance with its terms, except to the extent that (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings may be brought. The holders of Securities will not be subject to personal liability solely by reason of being such holders. The Securities are not and will not be subject to the preemptive rights of any holder of any security of the Company other than rights for which waivers have been obtained.

(d)               Organization. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. Except as set forth in the Offering Memorandum, the Company does not own or control, directly or indirectly, an interest in any corporation, partnership, trust, joint venture or other business entity. The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which the character of its operations requires such qualification or licensing and where failure to so qualify would have a Material Adverse Effect on the Company. The Company has, or will have for its proposed business before the business is commenced, all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (domestic and foreign) to conduct its businesses (and proposed business) as described in the Transaction Documents except where failure to possess such authorizations, approvals, orders, licenses certificates and permits would not reasonably be expected to have a Material Adverse Effect, and the Company is doing business in compliance in all material respects with all such authorizations, approvals, orders, licenses, certificates and permits and all foreign, federal, state and local laws, rules and regulations concerning the business in which it is engaged. The Company has all requisite corporate power and authority to enter into this Agreement, and shall have all requisite corporate power and authority to enter into the Escrow Agreement, the Purchase Agreement, each of the Warrants and each of the Placement Agent’s Warrants at the time of execution and delivery of such documents, and to carry out the provisions and conditions of this Agreement and those agreements, and all consents, authorizations, approvals and orders required in connection with this Agreement and those agreements have been obtained or will have been obtained before the execution of this Agreement or those agreements. No consent, authorization or order of, and no filing with, any court, government agency or other body is required by the Company for the issuance of any of the Securities under the Transaction Documents, this Agreement, the Purchase Agreement, any of the Warrants or any of the Placement Agent’s Warrants, except for such consents, authorizations or filings as may be required under applicable federal and state securities laws. As used in this Agreement, “Material Adverse Effect” means any event, circumstance, change or effect that, individually or in the aggregate, is materially adverse to (i) the business, properties, assets, liabilities, operations (including results thereof), prospects, or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or in the Transaction Documents or (iii) the authority or ability of the Company to perform its obligations under this Agreement or the Transaction Documents.

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(e)                Exemption from Registration. Subject to the performance by the Placement Agent of its obligations under this Agreement, and the truth and accuracy of the representations and warranties made in the Purchase Agreement by the Investors (as defined in the Purchase Agreement), the Transaction Documents and the offer and sale of the Securities comply, and will continue to comply, up to the Termination Date in all material respects with the requirements of Section 4(a)(2) of the Securities Act and Rule 506 thereunder and any other applicable federal and state laws, rules and regulations. The Company has not taken nor will it take any action which conflicts with the conditions and requirements of, or which would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Regulation D or Section 4(a)(2) of the Securities Act, and knows of no reason why any such exemption would be otherwise unavailable to it. The Company has not been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining it for failing to comply with Section 503 of Regulation D.

(f)                No Misstatements. Neither the Transaction Documents nor any amendment or supplement to it, nor any documents prepared by the Company for distribution to the offerees in connection with the Offering or made available to offerees by the Company will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All statements of material facts in the Transaction Documents are correct and complete as of the date of the Transaction Documents and will be correct and complete on the date of the Closing, except that the statements contained in the Offering Memorandum are only made as of the date of such memorandum or as of such other date specified therein. There is no fact which the Company has not disclosed to the Placement Agent and its counsel in writing and of which the Company is aware which materially adversely affects or could materially adversely affect the business prospects, financial condition, operations, property or affairs of the Company or any of its subsidiaries. The representations in this Section 3(f) shall not apply to statements made in reliance upon and in conformity with information furnished by the Placement Agent to the Company in writing expressly for use in the Offering Memorandum.

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(g)               No Integration. Except as described in the Transaction Documents or as disclosed to the Placement Agent in writing, no offers or sales of securities of the same or a similar class as the Securities have been made by the Company or for the Company during the six-month period ended on the date of this Agreement, and none is currently being made or contemplated by the Company or on its behalf, in each case that would be integrated with the present Offering and would cause the loss of the exemption from registration under Section 4(a)(2) of the Securities Act or Rule 506 thereunder. Except as described in the Transaction Documents or as disclosed to the Placement Agent in writing, the Company will not make any offer or sales of securities of the same or a similar class as the Securities during the six-month period after the completion of the Offering of the Securities, where such offers or sales would be integrated with the present Offering and would cause the loss of the exemption from registration under Section 4(a)(2) of the Securities Act or Rule 506 thereunder.

(h)               Good Title. Except as disclosed in the Offering Memorandum, the Company owns, has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Transaction Documents to be owned or leased by it, free and clear of all liens, encumbrances, claims, security interests and defects of any material nature whatsoever, other than liens for taxes not yet due and payable.

(i)                 Litigation. There is no litigation or governmental proceeding pending or, to the best of the Company’s knowledge, threatened against, or involving the properties or business of the Company which is reasonably likely to have a Material Adverse Effect.

(j)                 No Material Adverse Change. There has been no material adverse change in the condition of the Company, financial or otherwise, or in the properties or the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, from the latest dates as of which such condition, properties, earnings, business affairs or business prospects, respectively, are described in the Transaction Documents.

(k)               No Violation or Default. The Company is not in breach of, or in default under, any term or provision of any indenture, mortgage, deed of trust, lease, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected except such breach or default that would not reasonably be expected to have a Material Adverse Effect. The Company is not in violation of any provision of its charter or bylaws. The Company is not in violation of any franchise, license, permit, judgment, decree or order except such violation that would not reasonably be expected to have a Material Adverse Effect, and the Company has not received notice that it is in violation of any statute, rule or regulation. Neither the execution and delivery of this Agreement, the Escrow Agreement, the Purchase Agreement, any of the Warrants or any of the Placement Agent’s Warrants, nor the issuance and sale or delivery of the Securities, nor the consummation of any of the transactions contemplated in this Agreement or those agreements, nor the compliance by the Company with the terms and provisions of this Agreement or those agreements, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company may be bound or to which any of the property or assets of the Company is subject except such conflicts, breaches, defaults or rights that would not reasonably be expected to have a Material Adverse Effect; nor will such action, result in any violation of the provisions of the charter or the bylaws of the Company, assuming the due performance by the Placement Agent of its obligations under this Agreement, or, to the Company’s knowledge, any statute or any order, rule or regulation applicable to the Company of any court or of any foreign, federal, state or other regulatory authority, or other government body having jurisdiction over the Company.

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(l)                 Agreements. The Securities, this Agreement, the Escrow Agreement, the Purchase Agreement, each Warrant, and each Placement Agent’s Warrant conform, or will conform before the Initial Closing, in all material respects to all descriptions of them in the Transaction Documents.

(m)             Securities Issuances; Transactions; Dividends. Subsequent to the dates as of which information is given in the Transaction Documents, and except as may otherwise be indicated or contemplated in the Transaction Documents, the Company has not (i) issued any securities (other than stock options under the Company’s incentive plan) or incurred any liability or obligation, direct or contingent, for borrowed money, or entered into any transaction other than in the ordinary course of business, or (ii) declared or paid any dividend or made any other distribution on its capital stock. The Company has no outstanding obligation for borrowed money to any officer or director of it, except as disclosed in the Transaction Documents.

(n)               No Finder’s Fees. Except for the Placement Agent’s fees under this Agreement, the Company is not obligated to pay any finder’s or origination fees for the sale of the Units, and the Company hereby agrees to indemnify Placement Agent from any such claim made by any other person as more fully set forth in Section 7 hereof. Except as set forth in the Transaction Documents, no other person has any right to participate in any offer, sale or distribution of the Company’s securities to which the Placement Agent’s rights, described herein, shall apply.

(o)               Intellectual Property. The Company owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties (other than encumbrances and rights created by licenses of the Company’s technology to the Company’s customers), all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses that the Company holds out as owning or possessing (including any licenses or rights described in the Transaction Documents as being owned or possessed by the Company), all of which are sufficient to operate the Company’s business as presently conducted. To the Company’s knowledge, the Company owns or possesses, free and clear of all encumbrances and rights thereto or therein by third parties (other than encumbrances and rights created by licenses of the Company’s technology to the Company’s customers) the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses, necessary to conduct its business (including any licenses or rights described in the Transaction Documents as being owned or possessed by the Company) and there is no claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company’s business (including, without limitation, any such licenses or rights described in the Transaction Documents as being owned or possessed by the Company). To the Company’s knowledge, none of the Company’s proposed products, services or processes infringe or will infringe on the patents currently held by any third party. Except as described in the Transaction Documents, to the Company’s knowledge, the Company is under no obligation to pay royalties or fees of any kind whatsoever to any third party with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications, or technology it has developed, uses, employs, or intends to use or employ.

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(p)               Taxes. All taxes which are due and payable from the Company have been paid in full and the Company has no tax deficiency or claim outstanding assessed or proposed against it.

(q)               No Corrupt Practices. Neither the Company nor any of its respective officers, directors, employees or agents, nor any other person acting on their behalf, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (i) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (ii) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company as reflected in any of the financial statements contained in the Transaction Documents, or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company in the future.

(r)                 Not an Investment Company. The Company is not and, after giving effect to the offering and the application of the proceeds as described in the Transaction Documents, will not be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

(s)                No Bad Actors. Neither the Company, nor any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act of 1933, as amended) connected with the Company in any capacity as of the date hereof (each, a “Company Covered Person”) is subject to any Disqualification Event. The Company has exercised reasonable care to determine whether any Company Covered Person is subject to a Disqualification Event.

(t)                 Representations in Purchase Agreement Accurate. The representations and warranties of the Company in Section 2 the Purchase Agreement are true and correct as of the date of each Closing.

(u)               Use of Proceeds. Except as set forth in the Transaction Documents, the Company will not use the net proceeds of the Offering to make or repay loans to, or purchase assets from, any officer, director or executive management of the Company or the Company’s sponsor, general partner, manager, advisor or affiliates.

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4.                  Certain Covenants and Agreements of the Company

The Company covenants and agrees at its expense and without any expense to the Placement Agent as follows:

(a)                Material Changes. To advise the Placement Agent of any material adverse change in the Company’s financial condition, prospects or business or of any development materially affecting the Company or rendering untrue or misleading any material statement in the Transaction Documents occurring at any time before each Closing as soon as the Company is either informed or becomes aware of them.

(b)               Qualification, Registration or Exemption of Issuance of Securities. To use its best efforts to cause the Securities to be qualified or registered for sale, or to obtain exemptions from qualification or registration, on terms consistent with those stated in the Transaction Documents under the securities laws of those states and jurisdictions the Placement Agent shall reasonably request; provided that the states and jurisdictions selected do not require the Company to qualify as a foreign corporation. Qualification, registration and exemption charges and fees shall be at the sole cost and expense of the Company.

(c)                Use of Proceeds. To apply the proceeds of the Offering substantially in accordance with the “Use of Proceeds” Section in the Transaction Documents. Except as set forth in the Transaction Documents, the Company shall not use any of the net proceeds of this offering to repay indebtedness to officers, directors or stockholders of the Company without the prior written consent of the Placement Agent. Without limiting the foregoing, except as set forth in the Transaction Documents, no accrued or deferred compensation or affiliated party debt or consulting fees shall be paid with net proceeds from the Offering.

(d)               Delivery to Agent– Financial Statements and Information Reporting. To deliver or afford to the Placement Agent, such information concerning the Company’s business and financial condition as is reasonably required by the Placement Agent including, but not limited to, in order to comply with Placement Agent’s reporting obligations as a member of FINRA and a broker-dealer registered under the Exchange Act; provided, however, that the Company shall not be obligated to provide notice or access to any information if the Company reasonably believes that the Placement Agent would have a conflict of interests with respect to the materials or information or, if upon advice of counsel, the Company believes that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect confidential proprietary information or trade secrets, or for other similar reasons.

(e)                Delivery of Copies of Transaction Documents. To provide the Placement Agent with a reasonable number of copies of the Transaction Documents in form and substance reasonably satisfactory to the Placement Agent.

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(f)                Amendment to Transaction Documents. If any event shall occur or condition exist as a result of which it is necessary or advisable, in the reasonable opinion of the Company or the Placement Agent, to amend or supplement the Transaction Documents, during the Offering Period and before Closing, in order that the Offering Memorandum will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading, to prepare and furnish to the Placement Agent a reasonable number of copies of an amendment or supplement to the Offering Memorandum (in form and substance reasonably satisfactory to the Placement Agent and its counsel); and (i) if any event shall occur which materially and adversely affects the Company or is reasonably likely to materially and adversely affect the Company or as a result of which in the reasonable opinion of the Company or the Placement Agent it is necessary or advisable to amend or supplement the Offering Memorandum so that the representations, warranties and covenants herein remain true in all material respects, or (ii) in case it shall, in the reasonable opinion of counsel to the Placement Agent, be necessary to amend or supplement the Transaction Documents to comply with Regulation D or any other applicable securities laws or regulations, the Company shall, upon becoming aware of (i) above, promptly notify the Placement Agent and, upon becoming aware of either (i) or (ii) above shall, at its sole cost, prepare and furnish to the Placement Agent copies of appropriate amendments and/or supplements to the Offering Memorandum in such quantities as the Placement Agent may reasonably request.

(g)               Occurrence of Material Events. Prior to each Closing, to advise the Placement Agent promptly of (i) the occurrence of any event or the existence of any condition known to the Company referred to in Section 3(j) above, (ii) the receipt by the Company of any communication from the Securities and Exchange Commission or any state securities commissioner concerning the sale of the Securities, and (iii) the commencement of any lawsuit or proceeding to which the Company is a party relating to the sale of the Securities.

(h)               Affiliate Transactions. During the term of the Offering, until such time that the Company is subject to any higher standard, any transactions between or among the Company, or any of its officers, directors and affiliates shall be approved in accordance with Section 144 of the Delaware General Corporation Law.

(i)                 Purchase Agreement. To comply with the terms of the Purchase Agreement.

(j)                 Sufficient Number of Shares Reserved for Issuances. To keep available for issuance out of its authorized Common Stock, the Exercise Shares issuable upon exercise of the Warrants and Placement Agent’s Warrants.

(k)               Transactions Following the Offering or Termination of the Agreement. During the twelve (12) months following the earlier of: (i) the final Closing of the Offering, or (ii) the termination of this Agreement in accordance with its terms, if any person which the Placement Agent introduced to the Company or which the Placement Agent contacted during the term of this Agreement on behalf of the Company purchases equity or convertible debt securities from the Company, the Company agrees to pay the Placement Agent upon the closing of such offering a fee in the amount and in the nature that would otherwise have been payable to the Placement Agent had such transaction been an Offering that occurred during the term, it being understood that the fee payable in connection with the issuance of a convertible debt security shall equal the applicable percentage in Section 5(a) multiplied by the original principal value of such security.

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(l)                 No Other Offerings. Except as described in the Transaction Documents, the Company will not, before or during the Offering Period, directly or indirectly (except through the Placement Agent), sell or offer, or attempt to offer to dispose of, or solicit any offer to buy, or otherwise approach or negotiate in respect of, any of the Securities.

(m)             Conduct of Business. Between the execution of this Agreement and the first anniversary of the final Closing of the Offering, the business of the Company and its subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a material adverse effect on the business or condition of the Company.

(n)               Delivery of Stock Certificates and Warrants. No later than thirty (30) days following each Closing, the Company shall duly execute and deliver the appropriate amount and designation of certificates representing the Common Stock as well as the Warrants underlying the Units.

(o)               Issuance of Placement Agent’s Warrants. No later than thirty (30) days following each Closing, the Company shall duly and validly issue Placement Agent’s Warrants in accordance with the terms hereof.

(p)               Subsequent Financings. If at least 461.54 Units are purchased in the Offering, from the date hereof until the date that is eighteen (18) months following the final Closing of the Offering, upon any proposed issuance (“Subsequent Financing”) by the Company or any of its subsidiaries of capital stock, including securities that may be convertible into or exercisable or exchangeable for such capital stock, other than (x) the Company’s sale of the Securities hereunder, (y) the issuance of any equity awards, including options (including the issuance of shares of Common Stock upon exercise or settlement of such equity awards) pursuant to the Company’s employee benefit plans, stock option and employee stock purchase plans or other employee compensation plans as such plans are in existence on the date hereof and described in the Offering Memorandum or as may hereafter be authorized by the Company’s Board of Directors, and (z) the issuance of Common Stock pursuant to the vesting or exercises of options, warrants or rights outstanding on the date hereof or issued pursuant to this Offering, the Placement Agent shall have the right to participate as placement agent in Subsequent Financings and place at least twenty percent (20%) of the offering amount of such Subsequent Financings, on the same terms, conditions and price provided for in the Subsequent Financing. The Company agrees to provide the Placement Agent reasonable written notice of its intention to effect a Subsequent Financing which shall include the terms and conditions of such Subsequent Financing.

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5.                  Payment of Fees, Warrants and Expenses

(a)                Fees. For the services provided as Placement Agent, at each Closing, the Company shall pay the Placement Agent by certified or official bank check or wire transfer, at the option of the Placement Agent, to the extent not previously paid by the Company or the Escrow Agent, (i) a placement agent commission of ten percent (10%) of the gross proceeds from the sale of the Units to Accredited Investors introduced to the Company by the Placement Agent (“Qualified Investors”) (excluding the purchase price paid upon exercise of the Warrants) and (ii) Reimbursable Expenses incurred by the Placement Agent as provided in Section 5(c), below.

(b)               Warrants. At each Closing, the Company shall also issue to the Placement Agent, or its designee(s), one or more warrants to purchase such number of shares of the Company’s Common Stock (or any newly issued class of capital stock) equal to ten percent (10%) of the number of shares of Common Stock underlying the Units sold by the Company to Qualified Investors at such Closing in substantially the form attached hereto as Exhibit B (the “Placement Agent’s Warrants”). Each Placement Agent’s Warrant shall entitle the holder thereof to purchase shares of the Company’s Common Stock (or any newly issued class of capital stock) for a purchase price of $8.50 per share of such stock and upon such other the terms and conditions set forth in the form of Placement Agent’s Warrant attached hereto.

(c)                Expenses. Whether or not the Offering is successfully completed, the Company will bear its own expenses in connection with the Offering. In addition, the Company shall pay or reimburse the Placement Agent for the following (collectively, the “Reimbursable Expenses”): (i) any Escrow Agent fees not to exceed four thousand dollars ($4,000) except to the extent the Escrow Agreement requires additional fees for additional Closings, (ii) the actual, reasonable, documented expenses incurred by the Placement Agent in relation to diligence, travel and entertainment in support of its efforts for the Offering, such expenses in excess of $500 per individual occurrence to be pre-approved by the Company, not to exceed $20,000, and (iii) reasonable legal fees of Placement Agent’s counsel in connection with the Offering, to be paid to Duane Morris LLP, not to exceed $60,000 (the “Legal Counsel Fee”). Counsel to the Company will be primarily responsible for the substantive creation of the Transaction Documents. In the event that the Company wishes Placement Agent counsel to play a more substantive role in those efforts, Company and the Placement Agent shall hold discussions in advance to determine whether additional legal fees might be appropriate. Notwithstanding anything else contained in this Agreement but subject to the provisions of this Section 5(c), all of these expenses shall be the obligation of the Company and shall be paid either prior to or at the Initial Closing and any Reimbursable Expenses incurred after the Initial Closing shall be paid by the Company within thirty (30) days after its receipt of a statement prepared by the Placement Agent detailing such Reimbursable Expenses; provided, however, that if the Initial Closing does not occur and this Agreement is terminated other than pursuant to clauses (i) or (ii) of Section 8, then the Company shall have no obligation to the Placement Agent pursuant to this Section 5(c).

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(d)               Blue Sky Filing Expenses; Form D. The Company will make all filings required under the “Blue Sky” laws of those jurisdictions as may be reasonably requested by the Placement Agent and reasonably agreed to by the Company, and to pay all related expenses. The Company will file with the Securities and Exchange Commission, and will promptly thereafter forward to the Placement Agent, all reports on Form D as are required.

(e)                No Other Fees. Except for the commissions payable to the Placement Agent, there are no commissions or finder’s fees payable by the Company for the Offering.

6.                  Conditions of Closing

Each Closing shall be held remotely by the electronic exchange of documents. The obligations of the Placement Agent under this Agreement shall be subject to the continuing accuracy of the representations and warranties of the Company in this Agreement as of the date hereof and as of the date of each Closing as if they had been made on and as of each Closing; the accuracy on and as of each Closing of the statements of the officers of the Company made under this Agreement; and the performance by the Company on and as of each Closing of its covenants and obligations under this Agreement and to the following further conditions:

(a)                Opinion Letter from Company Counsel. At each Closing, the Placement Agent shall receive from Wyrick Robbins Yates & Ponton LLP, counsel to the Company, an opinion and a negative assurance letter, each dated as of the date of each Closing, which opinion and negative assurance letter shall be in form and substance reasonably satisfactory to counsel for the Placement Agent, and addressed to the Placement Agent and the Placement Agent as representative for each purchaser of the Units.

(b)               Agreements and Other Documents. At or before each Closing, counsel for the Placement Agent shall have been furnished such documents, certificates and opinions as they may reasonably require to enable them to review or pass upon the matters referred to in this Agreement and the Transaction Documents, or to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions in this Agreement.

(c)                No Material Events. At and before each Closing (i) there shall have been no material adverse change in the condition or prospects of the Company, financial or otherwise, of the Company from the latest date as of which the condition is referred to in the Transaction Documents; (ii) there shall have been no material obligation incurred by the Company which has not been disclosed in the Transaction Documents; (iii) the Company shall not be in default under any provision of any document or instrument relating to any outstanding indebtedness for which a waiver or extension has not been received; (iv) the Company shall not have issued any securities (other than (x) those described or contemplated in the Transaction Documents, (y) grants of stock options and other awards in the ordinary course of business pursuant to an equity incentive plan maintained by the Company, if any and (z) grants of shares upon conversion of or exercise of any convertible securities, options or warrants which were outstanding as of the date of this Agreement) or declared or paid any dividend or made any distribution of its capital stock of any class and there shall not have been any change in the indebtedness (long or short term) or liabilities or obligations of the Company (contingent or otherwise, and other than as set forth in the Transaction Documents), except in the ordinary course of business; (v) no material amount of the assets of the Company shall have been pledged or mortgaged, except as disclosed in the Transaction Documents; and (vi) no action, suit or proceeding, at law or in equity, against the Company affecting any of its properties or businesses shall be pending or threatened before or by any court or federal or state commission, board or other administrative agency, domestic or foreign, wherein an unfavorable decision, ruling or finding could materially adversely affect the businesses, prospects, financial condition or income of the Company, except as referred to in the Transaction Documents.

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(d)               Officer’s Certificate. At each Closing, the Placement Agent shall have received a certificate of the Company signed by its chief executive officer, dated as of the date of the Closing, to the effect that (i) the conditions set forth in subparagraph (c) above have been satisfied and that, (ii) as of the date of the Closing, the representations and warranties of the Company in this Agreement are correct and complete in all material respects.

7.                  Indemnification.

(a)                Indemnification by Company. The Company hereby agrees that it will indemnify and hold harmless the Placement Agent, its affiliates and each officer, director, shareholder, employee and agent of the Placement Agent, and each person who controls the Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all claims, losses, damages, liabilities and expense whatsoever (including all legal fees and other expenses reasonably incurred in connection with investigating, preparing to defend or defending any claim, action, proceeding, inquiry, investigation or litigation, commenced or threatened, or in appearing or preparing for appearance as a witness in any action, proceeding, inquiry, investigation or litigation) to which the indemnified person may become subject: (i) as a result of any transaction covered by this Agreement or the Placement Agent performing the services contemplated by this Agreement; (ii) arising out of or based upon any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission of material fact necessary to make the statements therein not misleading in light the circumstances in which they were made, contained in any information (whether oral or written) or documents, including the Transaction Documents or other information described in this Agreement, furnished or made available by the Company to the Placement Agent or offerees of the Securities or any of their representatives unless such statement or omission was made in reliance upon and in conformity with information furnished in writing by or on behalf of the Placement Agent to the Company expressly for use in the Transaction Documents; or (iii) the breach of any representation, warranty, covenant or agreement made by the Company in this Agreement. Upon demand by an indemnified person at any time or from time to time, the Company will promptly reimburse the indemnified person for any loss, claim, damage, liability, or expense actually and reasonably paid by the indemnified person as to which the Company has agreed to indemnify such person. However, the Company will not be liable under this indemnity to the extent that any loss, claim damage, liability or expense is found in a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) to be the result of the indemnified person’s bad faith, willful misconduct or gross negligence in performing the services described above and any previous payment or reimbursement by the Company will be promptly repaid to the Company.

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(b)               Indemnification by Placement Agent. The Placement Agent hereby agrees that it will indemnify and hold harmless the Company and each officer, director, shareholder, employee and agent and each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all claims, losses, damages, liabilities, or expenses whatsoever (including, all legal fees and other expenses reasonably incurred in connection with investigating, preparing to defend or defending any action, claim, proceeding, inquiry, investigation or litigation, commenced or threatened, or in appearing or preparing for appearance as a witness in any action, proceeding, inquiry, investigation or litigation) to which the indemnified person or the Company may become subject arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission of material fact necessary to make the statements not misleading in light of the circumstances in which they were made, contained in the Transaction Documents in conformity with information furnished in writing by or on behalf of the Placement Agent to the Company expressly for use in the Transaction Documents, or (ii) the breach of any representation, warranty, covenant or agreement made by the Placement Agent in this Agreement. Upon demand by an indemnified person at any time or from time to time, the Placement Agent will promptly reimburse the indemnified person for any loss, claim, damage, liability, or expense actually and reasonably paid by the indemnified person as to which the Placement Agent has agreed to indemnify such person. However, the Placement Agent will not be liable under this indemnity to the extent that any loss, claim, damage, liability or expense is found in a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) to be the result of the indemnified person’s bad faith, willful misconduct or gross negligence and any previous payment or reimbursement by the Placement Agent will be promptly repaid to the Placement Agent.

(c)                Indemnification Procedures. Promptly after receipt by an indemnified party of notice of any claim or commencement of any action for which such indemnified party may be entitled to indemnification under Section 7(a) or 7(b) above, such indemnified party shall, within fifteen (15) business days, notify the indemnifying party in writing of the claim or the commencement of the action. However, any delay or failure to so notify the indemnifying party shall not relieve the indemnifying party of its obligation to indemnify the indemnified party if the indemnifying party is not materially prejudiced thereby. If any action is brought against the indemnified party, the indemnifying party may participate therein and assume and control the defense thereof with counsel chosen by it that is reasonably acceptable to the indemnified party, and the indemnifying party shall pay as incurred the fees and expenses of such counsel. After notice from the indemnifying party to the indemnified party of its election to so assume the defense, the indemnifying party will not be liable to the indemnified party under Section 7(a) or 7(b) above, as applicable, for any legal or other expenses subsequently incurred by the indemnified party in connection with its defense, but the indemnified party may, at its own expense, participate in the defense by counsel chosen by it, without, however, impairing the indemnifying party’s control of the defense. Nevertheless, the indemnified party or parties shall have the right to choose its or their own counsel and counsel for the defense of any action, all at the expense of the indemnifying party if: (i) the engagement of their counsel shall have been authorized in writing by the indemnifying party for the defense of such action, at the expense of the indemnifying party, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) the indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them that are different from or additional to those available to one or all of the indemnifying parties and which would give rise to a conflict of interest if counsel were to represent both the indemnifying party and the indemnified party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties). However, such counsel chosen by an indemnified party shall be reasonably satisfactory to the indemnifying party. The indemnifying party shall pay the fees and expenses of such counsel as incurred. However, for any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, the indemnifying party shall not be liable for the reasonable fees and expenses of more than one separate firm of attorneys (other than counsel of record) at any time for all the indemnified parties. No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnifying party, which shall not be unreasonably withheld.

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(d)               Contribution. To provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 7(a) or 7(b) above is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Company and the Placement Agent, as applicable, shall contribute to the aggregate losses, claims, damages, liabilities and expenses (including legal or other expenses reasonably incurred in connection with the investigation or defense of same) which the other may incur in such proportion as appropriately reflects both the relative benefits and relative fault of the parties and other relevant equitable considerations. If applicable law does not permit this allocation solely on such basis, then such contribution shall be made in such proportion so that the Placement Agent shall be responsible for such percent of the aggregate of such losses, claims, damages, liabilities and expenses as shall equal the percentage of the gross proceeds paid to the Placement Agent and the Company shall be responsible for the balance. However, in no event shall Placement Agent’s aggregate contributions exceed the amount of fees actually received by it under this Agreement. However, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7(d), each person entitled to indemnification under Section 7(a) above shall have the same rights to contribution as the Placement Agent and each person entitled to indemnification under Section 7(b) above shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party for which a claim for contribution may be made against the other party under this Section 7(d), notify the party from whom contribution may be sought. However, any delay or failure to so notify the party from whom contribution may be sought shall not relieve that party from any obligation it may have for contribution if the party from whom contribution may be sought is not materially prejudiced thereby.

(e)                The indemnity and contribution agreements contained in this Section 7 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified person.

8.                  Termination

This Agreement shall terminate if the Closing specified in Section 1(b) does not take place on or before the eighth (8th) calendar day following the Termination Date or as soon thereafter as the funds received from subscriptions have cleared the banking system in the normal course of business. Either the Placement Agent or the Company may terminate the Offering in its sole discretion at any time. The Company shall promptly pay to the Placement Agent the amount of its Reimbursable Expenses actually incurred (including fees and disbursements of counsel) upon presentation of documentation demonstrating that such expenses have actually been incurred if termination is based on any of the following: (i) the Company terminates the Offering during the Offering Period for any reason other than the Placement Agent’s breach of this Agreement; (ii) the Placement Agent terminates the Offering during the Offering Period because (a) the Company has not performed any material obligation under this Agreement related to the Offering and the Company fails to immediately perform such obligation after Placement Agent notifies the Company of such nonperformance, or any representation or warranty under this Agreement is inaccurate in any material respect, or (b) facts have come to the Placement Agent’s attention that cause the Placement Agent to believe that the Transaction Documents contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances then existing, not misleading, and the Company, upon notice from the Placement Agent, fails to immediately amend or supplement the Transaction Documents pursuant to Section 4(f) in order to correct such untrue statement or state such omitted fact provided that such untrue statement or omitted fact is not caused by a material adverse change in the condition, financial or otherwise, of the Company. Upon termination, all subscription documents and payment for the Units that have not been closed upon shall be returned to the respective subscribers, without interest or deduction.

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9.                  Effect of Termination.

Termination of this Agreement shall be without liability of any party to the other party except that the provisions of Section 5(c) (expenses); Section 7 (indemnification and contribution) and Section 10(c) (governing law, jurisdiction and service of process) shall remain effective despite termination.

10.              Miscellaneous

(a)                Notices. All notices or other communications required or permitted under this Agreement shall be in writing and shall be deemed given or delivered: (i) when delivered personally; (ii) one business day following deposit with a recognized overnight courier service, provided such deposit occurs before the deadline imposed by that service for overnight delivery; (iii) when transmitted, if sent by facsimile copy or electronic mail, provided confirmation of receipt is received by sender and the notice is sent by an additional method provided under this Agreement, in each case provided the communication is addressed to the intended recipient thereof as set forth below:

If to Placement Agent, to:

National Securities Corporation
410 Park Avenue, 14th Floor
New York, NY 10022
Fax: (212) 380-2828
Tel: (212) 380-2819
Attention: Jonathan Rich
Email: jrich@nationalsecurities.com

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with copies (which shall not constitute notice) to:

Duane Morris LLP

One Riverfront Plaza

1037 Raymond Blvd.

Suite 1800

Newark, NJ 07102-5429

Fax: (973) 556-1145

Tel: (973) 424-2011

Attention: David A. Sussman, Esq.
Email: dasussman@duanemorris.com

If to the Company to:

Mustang Bio, Inc.

2 Gansevoort Street, 9th Floor

New York, NY 10014

Attn: Michael Weiss

Tel: (212) 554-4504

Email: msw@fortressbiotech.com

with copies (which shall not constitute notice) to:

Wyrick Robbins Yates & Ponton LLP

4101 Lake Boone Trail, Suite #300

Raleigh, NC 27607

Fax: (919) 781-4865

Tel: (919) 865-1100

Attention: W. David Mannheim, Esq.

Email: dmannheim@wyrick.com

or to such other address of which written notice is given to the parties.

(b)               Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.

(c)                Governing Law; Jurisdiction. This Agreement shall be governed by and construed in all respects under the laws of the State of New York, without reference to its conflict of laws provisions. Any right to trial by jury for any claim, action, proceeding or litigation arising out of this Agreement or any of the matters contemplated in this Agreement is waived by the Company and the Placement Agent. The parties hereby irrevocably and unconditionally submit to the jurisdiction of the federal and state courts located in the State of New York, for any dispute related to this Agreement or any of the matters contemplated hereby, consent to service of process by registered or certified mail return receipt requested or by any other manner provided by applicable law, and waive any right to claim that any action, proceeding or litigation so commenced has been commenced in an inconvenient forum.

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(d)               Entire Agreement. This Agreement, together with the Exhibits and Schedules and the other agreements referenced herein and therein, contain the entire understanding between the parties and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

(e)                Independent Contractor; No Fiduciary Duties. The Placement Agent’s engagement under this Agreement in connection with the Offering is as independent contractor and not in any other capacity. The Company acknowledges that it is solely responsible for making its own judgments in connection with the Offering. No fiduciary, advisory or agency relationship between the Placement Agent and the Company has been or will be created for any of the transactions contemplated by this Agreement, irrespective of whether the Placement Agent has advised or is currently advising the Company on related or other matters. The Placement Agent shall have no obligation to the Company for the transactions contemplated by this Agreement except the obligations expressly set forth in this Agreement. The offering price of the Securities and the price to be paid by the investors were established by the Company following discussions and arms-length negotiations between the Placement Agent and the Company. The Placement Agent has not provided any legal, accounting, regulatory or tax advice to the Company for the transactions contemplated by this Agreement and the Company has consulted its own legal, accounting, regulatory and tax advisers to the extent it has deemed appropriate. Accordingly, for each transaction contemplated by this Agreement and the process leading to the transaction, the Company waives, to the fullest extent permitted by law, any claims it may have against the Placement Agent for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Placement Agent shall have no liability (whether direct or indirect, in contract, tort or otherwise) to the Company for such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of the Company.

(f)                Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

(g)               Assignment. This Agreement shall be binding upon the Company, the Placement Agent and their respective successors and assigns. Neither party may assign or transfer its rights or obligations under this Agreement without the prior written consent of the other party. Notwithstanding the foregoing, this Agreement may be assigned to and assumed by any person or entity which succeeds to all or substantially all or the business and assets of the Placement Agent.

[Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

MUSTANG BIO, INC.

By:	/s/ Michael S. Weiss
	Name:	Michael S. Weiss
	Title:	President & CEO

NATIONAL SECURITIES CORPORATION

By:	/s/ Jonathan C. Rich
	Name:	Jonathan C. Rich
	Title:	EVP – Head of Investment Banking

[Signature Page to Placement Agent Agreement]